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                                                                   EXHIBIT 10.12

                      ROCKWELL MEDICAL TECHNOLOGIES, INC.
                               28025 OAKLAND OAKS
                             WIXOM, MICHIGAN  48393


                               November 21, 1997


Rockwell Medical Supplies, LLC
Rockwell Transportation, LLC
T.K. Investment Company
Chilakapti Family Limited Partnership
Thavarajah Family Limited Partnership
Vijay Kumar Chilakapti, M.D.
Krishnapillai Thavarajah, M.D.
Robert L. Chioini

c/o Schwartz Law Firm
37887 W. Twelve Mile Road, Suite A
Farmington Hills, Michigan 48331

Gentlemen:

         Reference is made to that certain Asset Purchase Agreement, dated as of November 1, 1996, as amended (as amended, the "Asset Purchase Agreement"), by and among Rockwell Medical Technologies, Inc., a Michigan corporation, and the various addressees of this letter agreement. Capitalized terms used in this letter agreement and not otherwise defined shall have the meanings set forth in the Asset Purchase Agreement.

         This letter is to confirm the agreement that the parties to the Asset Purchase Agreement have reached with respect to (i) the amount of reduction in the Purchase Price pursuant to Section 1.2.3 of the Asset Purchase Agreement,
(ii) the payment of such reduction amount, and (iii) certain other matters relating thereto.

         The parties have agreed that Buyer is entitled to a reduction in the Purchase Price of $320,749 (the "Adjustment Amount") to reflect the difference between the amount of the Interim Net Worth and the actual net worth of Sellers at the Closing which the parties have determined was $192,218. On July 16, 1997 pursuant to an agreement of the parties, Buyer issued 1,416,664 shares of Series A Preferred Stock, par value $1.00, represented by Certificate No. P-1, in exchange for the cancellation of the promissory note dated February 19, 1997, made by Buyer in favor of the Supply Company. The Sellers have agreed that 320,749 shares of the 1,416,664 shares of Series A Preferred Stock of Buyer that were issued to the Supply Company will be cancelled as payment of the Adjustment Amount. Buyer will not have any liability for accrued dividends on such cancelled shares, and the Sellers will not have any liability for interest paid on the Adjustment Amount for periods prior to the date of issuance of the Series A Preferred Stock. In addition, 334,760 Common Shares pledged to the Supply Company and held in escrow

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pursuant to that certain Share Pledge and Escrow Agreement dated as of July 15,
1997 among Buyer, the Supply Company, the Pledgors (as defined therein) and Honigman Miller Schwartz and Cohn will be released to the pledgors thereof and any security interest granted to the Supply Company with respect to such Released Shares shall be terminated. The parties will execute all such further documentation as is necessary to effect the foregoing agreements.

         Except as amended herein, the Asset Purchase Agreement will remain in full force and effect.

         If you are in agreement with the foregoing, please acknowledge your agreement by signing in the space provided below.

                                Very truly yours,

                                ROCKWELL MEDICAL TECHNOLOGIES, INC.

                                By:   /s/ Robert L. Chioini
                                   ----------------------------------

                                        Its:   President
                                            -------------------------



Acknowledge and Agreed as of the
date of this letter:

ROCKWELL MEDICAL SUPPLIES, LLC

By:   /s/ Robert L. Chioini
   ----------------------------------------------
         ROBERT L. CHIOINI, Member

By:      T. K. INVESTMENT COMPANY, Member

         By:     CHILAKAPTI FAMILY LIMITED
                     PARTNERSHIP

                 By:     /s/  Vijay Kumar Chilakapti
                     ---------------------------------------

                          Its:     General Partner
                               -----------------------------

         By:     THAVARAJAH FAMILY LIMITED
                     PARTNERSHIP

                 By:    /s/  Krishnapillai Thavarajah
                     ---------------------------------------

                          Its:    General Partner
                               -----------------------------

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[Signatures continued from previous page]

ROCKWELL TRANSPORTATION, LLC

         By:     CHILAKAPTI FAMILY LIMITED
                     PARTNERSHIP, Member

                 By:    /s/ Vijay Kumar Chilakapti
                     --------------------------------------

                          Its:    General Partner
                               ----------------------------

By:      THAVARAJAH FAMILY LIMITED
            PARTNERSHIP, Member

         By:   /s/ Krishnapillai Thavarajah
             ----------------------------------------------

                 Its:     General Partner
                      -------------------------------------

T. K. INVESTMENT COMPANY

By:      CHILAKAPTI FAMILY LIMITED
            PARTNERSHIP, Member

         By:   /s/ Vijay Kumar Chilakapti
             ----------------------------------------------

                 Its:     General Partner
                      -------------------------------------

By:      THAVARAJAH FAMILY LIMITED
            PARTNERSHIP, Member

         By:  /s/ Krishnapillai Thavarajah
             ----------------------------------------------

                 Its:     General Partner
                      -------------------------------------

  /s/ Vijay Kumar Chilakapti
--------------------------------------------
VIJAY KUMAR CHILAKAPTI, M.D.

  /s/ Krishnapillai Thavarajah
--------------------------------------------
KRISHNAPILLAI THAVARAJAH, M.D.

  /s/ Robert L. Chioini
--------------------------------------------
ROBERT L. CHIOINI

[Signatures continued on next page]

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[Signatures continued from previous page]

CHILAKAPTI FAMILY LIMITED
   PARTNERSHIP

         By:  /s/ Vijay Kumar Chilakapti
             ----------------------------------------------

                 Its:   General Partner
                      -------------------------------------

THAVARAJAH FAMILY LIMITED
   PARTNERSHIP

         By:   /s/ Krishnapillai Thavarajah
             ----------------------------------------------

                 Its:    General Partner
                      -------------------------------------